2025 Long-Term Incentive Program Denny’s Corporation Performance Share Unit (Cash-Settled) 203 East Main Street Award Certificate Spartanburg, SC 29319 Participant Name (“Grantee”) Denny’s Corporation (the “Company”) has granted to you a performance share unit award (the “Award”) denominated in a target number of performance share units (the “Performance Share Units” or “PSUs”). The PSUs are rights that entitle you to earn a cash payment in an amount equal to the Fair Market Value of a number of shares of the Company’s $0.01 par value common stock (“Shares”) on the settlement date. The Award is granted under the Denny’s Corporation 2021 Omnibus Incentive Plan (the “Plan”). By accepting the Award, you shall be deemed to have agreed to the terms and conditions set forth in this Award Certificate and the Plan. As described in detail in the Terms and Conditions attached to this Award Certificate, you may earn between 0 to 150% of the Target PSUs based on the Company’s achievement of [THE PERFORMANCE VESTING REQUIREMENT(S) LISTED ON APPENDIX A] during the Performance Period. Target PSUs1: [Shares Granted] Performance Period: December 26, 2024 to December 29, 2027 This Award is governed by the terms of the Plan, and subject to the Terms and Conditions on the pages that follow. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Plan. _____________________________________ Grant Date: _________________________ [OFFICER NAME] [TITLE] Denny’s Corporation 1 The number of Target PSUs equals the dollar value of the Award as determined by the Company, divided by the average closing market price per Share for the last twenty (20) trading days of the Company’s 2024 fiscal year, rounded up to the nearest whole Share.

2 TERMS AND CONDITIONS 1. Vesting and Forfeiture of Award. The Award will vest and become non-forfeitable on the last day of the Performance Period, subject to Grantee’s continued employment through such date and based on the achievement of [THE PERFORMANCE VESTING REQUIREMENT(S)], as described below. (a) [INSERT PERFORMANCE VESTING CRITERIA] (b) The Award shall vest on an accelerated basis under certain circumstances, as provided in Section 2 and Section 3 below. Notwithstanding anything contained herein to the contrary, if Grantee’s employment with the Company terminates for any reason other than as set forth in Section 2(a) or Section 2(b) below, Grantee shall forfeit all of Grantee’s right, title and interest in and to unvested PSUs as of the date of termination of employment. In addition, if Grantee’s employment is terminated by the Company for Cause, Grantee shall also forfeit any vested PSUs that have not yet been settled. 2. Accelerated Vesting Under Certain Employment Terminations. The Award shall be subject to accelerated vesting in connection with a termination of employment under certain circumstances, as set forth below. (a) Death or Disability. Upon Grantee’s termination of employment with the Company due to death or Disability prior to the end of the Performance Period, the Company will multiply the Target PSUs by a fraction, the numerator of which is the number of days elapsed from the first day of the Performance Period through the employment termination date, and the denominator of which is 1,099 (such amount, the “Pro Rata Target PSUs”). The Award will then vest in accordance with Section 1(a) above, provided that, (x) for purposes of the calculation, “Pro Rata Target PSUs” will be substituted for “Target PSUs,” and (y) [FOR TSR-BASED GOALS: the Performance Period shall be considered to have ended on the last day of the Company’s most recently completed fiscal quarter] OR [FOR OTHER PERFORMANCE CRITERIA: 100% of the Pro Rata Target PSUs shall vest]. (b) Retirement. Upon Grantee’s termination of employment with the Company due to Retirement (as defined below), the Award will vest in accordance with Section 1(a) above at the end of the regular Performance Period, provided that, (x) for purposes of the calculations, “Pro Rata Target PSUs” will be substituted for “Target PSUs,” and (y) Grantee has not engaged in any Restricted Activities with a Competitor (each as defined below) during the Performance Period (to the extent such restrictions are permissible under applicable law). For the avoidance of doubt, the calculation described in this Section 2(b) shall be based [PERFORMANCE CRITERIA] for the three-year Performance Period, provided that in the event of a Change in Control following Grantee’s Retirement but before the end of the Performance Period, the number of PSUs earned shall be calculated in accordance with Section 3 but shall still be prorated in accordance with this Section 2(b) based upon the Grantee’s Retirement date. 3. Accelerated Vesting Upon a Change in Control. Upon a Change in Control of the Company during the Performance Period, the Award will vest in accordance with Section 1(a),

3 subject to Grantee’s continued employment through the Change in Control, provided that [FOR TSR-BASED GOALS: the Performance Period shall be considered to have ended on the date of the Change in Control] OR [FOR OTHER PERFORMANCE CRITERIA: the number of PSUs to vest will be based on assumed [PERFORMANCE CRITERIA] performance results at the greater of (i) target and (ii) estimated actual performance through the Change in Control, as determined by the Committee]. 4. Settlement of Performance Share Units. The Award shall be settled in a lump sum cash payment equal to the Fair Market Value, as of the applicable settlement date, of one (1) Share for each one (1) vested PSU. PSUs that vest pursuant to Section 1 (and are not otherwise forfeited due to a termination for Cause) will be paid out as soon as practicable following the end of the Performance Period, but in no event later than 60 days following the end of the Performance Period. PSUs that vest pursuant to Section 2(a) (termination due to death or Disability) will be paid out within 30 days following the employment termination date. PSUs that vest pursuant to Section 2(b) (Retirement) will be paid out as soon as practicable following the end of the Performance Period, but in no event later than 60 days following the end of the Performance Period (or if sooner, within 30 days following a Change in Control). Finally, PSUs that vest pursuant to Section 3 (Change in Control) will be paid out within 30 days following the Change in Control. Any fractional Shares will be rounded up or down to the nearest next whole Share. Any PSUs that do not become vested will be forfeited. 5. Definitions. For purposes of this Award Certificate: (a) [ADD APPLICABLE DEFINITIONS FOR PERFORMANCE CRITERIA] (b) “Competitor” means all breakfast and family dining restaurants, including without limitation, [LIST OF NAMED COMPETITORS]. (c) “Restricted Activities” means with respect to a Competitor, accepting employment, serving on a board of directors or otherwise being engaged as a consultant or advisor. (d) “Retirement” means Grantee’s voluntary resignation or termination of employment without Cause on or after attainment of age 55, provided that the sum of Grantee’s age and years of service with the Company is equal to or greater than 70. 6. Limitation of Rights. The Award does not confer to Grantee or Grantee’s beneficiary any rights of a stockholder of the Company. Nothing in this Award Certificate shall interfere with or limit in any way the right of the Company or any Affiliate to terminate Grantee’s employment at any time, nor confer upon Grantee any right to continue in employment of the Company or any Affiliate. 7. Payment of Taxes. Grantee will owe federal, state, and local taxes in connection with the Award (the “Taxes”)). The withholding of Taxes shall be mandatorily satisfied by withholding from the settlement of the PSUs an amount of cash having a Fair Market Value as of the applicable settlement date equal to the amount required to be withheld for the Taxes. Grantee’s acceptance of the Award constitutes Grantee’s acknowledgement that the Company will withhold on Grantee’s behalf an amount of cash sufficient to satisfy the Taxes. The obligations of the Company under this Award Certificate will be conditional on such payment of the Taxes by Grantee.

4 Notwithstanding anything to the contrary contained in this Section 7, Section 15, or otherwise, the Company (i) makes no representations or undertakings regarding the treatment of Taxes in connection with any aspect of this Award, and (ii) does not commit to structure the terms of the Award to reduce or eliminate Grantee’s liability for Taxes. 8. Plan Controls. The terms contained in the Plan are incorporated into and made a part of this Award Certificate and this Award Certificate shall be governed by and construed in accordance with the Plan. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Award Certificate, the provisions of the Plan shall be controlling and determinative. 9. Successors. This Award Certificate shall be binding upon any successor of the Company, in accordance with the terms of this Award Certificate and the Plan. 10. Severability. If any one or more of the provisions contained in this Award Certificate is deemed to be invalid, illegal or unenforceable, the other provisions of this Award Certificate will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included. 11. Notice. Notices and communications under this Award Certificate must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to Denny’s Corporation, 203 East Main Street, Spartanburg, SC 29319-0001, Attn: Secretary, or any other address designated by the Company in a written notice to Grantee. Notices to Grantee will be directed to the address of Grantee then currently on file with the Company, or at any other address given by Grantee in a written notice to the Company. 12. Compensation Recovery (Clawback) Policies. (a) Dodd-Frank Clawback Policy. The Award is subject to the requirements of (i) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder (the “Dodd-Frank Clawback Rules”), and (ii) the Company’s Dodd-Frank Clawback Policy and any other policies adopted by the Company to implement such requirements, all to the extent determined by the Company in its discretion to be applicable to Grantee. For the avoidance of doubt, if the Dodd-Frank Clawback Rules and any implementing policy apply to Grantee, then the Company may take action against this Award or any proceeds the Grantee receives from it to recover any erroneously awarded compensation the Grantee may have received from the Company (whether related to this Award or otherwise), all in accordance with the Dodd-Frank Clawback Rules and the applicable implementing policy and subject to the requirements of applicable law. This Section 12(a) is in addition to, and not in lieu of, Section 15.7 of the Plan. (b) Other Clawback Policies. In addition to the provisions of Section 12(a) and in consideration for the grant of the Award, Grantee agrees to be subject to the “Other Clawback Policies,” which consist of: (i) any compensation, clawback, recoupment or similar policies of the Company or its Affiliates that may be in effect from time to time, whether adopted before or after the Grant Date (including, but not limited to, the Company’s Incentive Compensation Clawback

5 Policy), and (ii) to such other clawback provisions and policies as may be required by applicable law, regulation or exchange listing standard. Grantee understands that the Other Clawback Policies are not limited in their application to the Award, or to cash received in connection with the Award. To the extent that any Other Clawback Policies are now or in the future applicable to Grantee, Grantee agrees that Grantee is hereby bound by such Other Clawback Policies in its entirety. This Section 12(b) is in addition to, and not in lieu of, Section 15.7 of the Plan. 13. Other Company Policies. Grantee agrees, in consideration for the grant of the PSUs, to be subject to any policies of the Company and its Affiliates regarding securities trading, and the hedging or pledging of securities, that may be in effect from time to time, or as may otherwise be required by applicable law, regulation or exchange listing standard. 14. Governing Law. This Award Certificate shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law, rule or principle that might otherwise refer construction or interpretation of this Award Certificate to the substantive law of another jurisdiction. 15. Section 409A Compliance. This Award Certificate is intended to be exempt from or otherwise comply with the provisions of Section 409A of the Code. The Company may change or modify the terms of this Award Certificate without Grantee’s consent or signature if the Company determines, in its sole discretion, provided that such change or modification is necessary for purposes of compliance with or exemption from the requirements of Section 409A of the Code or any regulations or other guidance issued thereunder. 16. Electronic Delivery of Documents. Grantee authorizes the Company to deliver electronically any prospectuses or other documentation related to the Award and any other compensation or benefit plan or arrangement in effect from time to time (including, without limitation, reports, proxy statements or other documents that are required to be delivered to participants in such arrangements pursuant to federal or state laws, rules or regulations). For this purpose, electronic delivery will include, without limitation, delivery by means of e-mail or e-mail notification that such documentation is available on the Company’s Intranet site. Upon written request, the Company will provide to Grantee a paper copy of any document also delivered to Grantee electronically. The authorization described in this paragraph may be revoked by Grantee at any time by written notice to the Company. 17. Further Assurances. Grantee agrees, upon demand of the Company or the Compensation Committee, to do all acts and execute, deliver, and perform all additional documents, instruments, and agreements that may be reasonably required by the Company or the Compensation Committee, as the case may be, to implement the provisions and purposes of this Award and the Plan.